UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  Form 8-K


                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported) January 27, 2001


                      Commission file Number 000-30149

                       TOO LATE FINANCIAL CORPORATION
           (Exact Name of Registrant as Specified in its Charter)



NEVADA                                               88-0453319
(State of other jurisdiction of                      (I.R.S. Employer
incorporation or organization)                       Identification Number)




1850 E. Flamingo Rd #111
Las Vegas, Nevada                                    89119
(Address of principal executive offices)             (Zip Code)




                               (702) 866-5839
              (Registrant's Executive Office Telephone Number)

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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT
No events to report.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS
No events to report.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP
No events to report.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Due to the death of Too Late Financial Corporation (the "Company") auditor the Company's board of directors held a special meeting and voted to replace its auditor, until the Company's new auditor can be ratified by the majority of the Company's Stockholders.

Barry L. Friedman, CPA, was the Company's original auditor, and has been the Company's auditor since the Company's inception on March 3, 2000. Mr. Friedman died on January 27, 2001.

The Barry L. Friedman, CPA, report in the Company's financials statement at March 3, 2000 (inception) to December 31, 2000 did not contain an adverse opinion or disclaimer of opinion, nor were such report qualified or modified as to uncertainty, audit scope or accounting principles, with the exception of a going concern uncertainty qualification with respect to the respective year ended December 31, 2000.

During the past year and the subsequent interim period through January 27, 2001, Barry L. Friedman, CPA and the Company have not had any disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Barry Friedman, CPA, would have caused it to make reference to the subject matter of the disagreement in connection with their report and the financial statement for such year. During such period, there were no "reportable events" within the meaning of Item 304 (a) (1) (v) of Regulation S-K.

Since Mr. Barry Friedman died unexpectedly, the Registrant is unable to provide a letter to the SEC stating whether or not their former CPA agrees with the above statements.

New independent accountants

Through a Board Resolution, the Registrant has engaged G. Brad Beckstead, CPA, as its new independent accountant. Since the Company's inception March 3, 2000 and through December 31, 2000, the Registrant has not consulted with
G. Brad Beckstead, CPA on items which (1) were or should have been subject to SAS 50 or (2) concerned the subject matter of a disagreement or reportable event with the former auditor (as described in Regulation S-K Item 304(a)(2)).

ITEM 5.   OTHER EVENTS
No events to report.

ITEM 6.   RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS
No events to report.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
No events to report.

ITEM 8.   CHANGE IN FISCAL YEAR
No events to report

ITEM 9.   REGULATION FD DISCLOSURE
No events to report

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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                             TOO LATE FINANCIAL CORPORATION


                                             By /s/ Anthony DeMint
                                               Anthony N. DeMint, President


Date:     May 1, 2001